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                       Supplement Dated November 15, 2001

                                       To

                          Prospectus Dated May 1, 2001

                      Metropolitan Life Separate Account E
                            MetLife Settlement Plus(sm)
                            Variable Income Contract
                                    Issued by
                       Metropolitan Life Insurance Company



This supplement updates the following information:

Add as a new second paragraph to "Purchase Payments" on page 17:

Alternatively, we may agree with the purchaser that the purchase payment will be used to purchase an insurance contract until such time as the documents are received in good order. The insurance contract will credit a fixed interest rate which will be adjusted quarterly.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


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